
RECD                        RECORDED in the OFFICIAL RECORDS of COLLIER COUNTY, FL             OBLD        2525000.00
GUDRUN KNICKEL              at 08:39 AM DWIGHT B. BROCK, CLERK                                 OBLI        2525000.00
350 FIFTH AVE S#200                                                                            REC FEE          55.50
NAPLES, FL  34102                                                                              DOC-.35        8837.50
                                                                                               INT -.002      5050,00


                         MORTGAGE AND SECURITY AGREEMENT
                                (First Mortgage)

         THIS MORTGAGE made on this 17th day of December, 1997, by CERTIFIED DIABETIC SERVICES, INC., a Delaware corporation (hereinafter referred to as the "Mortgagor") in favor of FIRST NATIONAL BANK OF NAPLES, a national banking association (hereinafter referred to as the "Mortgagee").

         Mortgagor is indebted to Mortgagee in the principal sum of TWO MILLION FIVE HUNDRED TWENTY-FIVE THOUSAND AND NO/100 DOLLARS($2,525,000.00) plus interest accruing and payable thereon under and as evidenced by that certain promissory note dated of even date herewith and by reference being a part hereof to the same extent as though set forth in full herein.

         To better secure the payment of the principal sum set out in said promissory note, and interest thereon, and in consideration thereof, and for other valuable considerations, Mortgagor has granted, bargained and sold and by these presents does grant, bargain and sell to Mortgagee and to its successors and assigns forever, all of Mortgagor's fee simple interest in and to land located in Collier County, Florida, more particularly described on Exhibit "A" attached hereto and made a part hereof by reference.

         This is a first mortgage on the Property.

         TOGETHER with any and all buildings and other improvements, and all fixtures in or on such buildings and other improvements, now or hereafter situated on the above described land, and all additions thereto and all renewals, replacements and replenishments thereof, including all personal property, the heating and air conditioning units, equipment, machinery, ducts and conduits, whether detachable or not, now or hereafter located in and about the above described premises, and all additions thereto and all renewals, replacements and replenishments thereof, and personal property now and hereafter located thereon; and

                         This Instrument Prepared By:
                         Kenneth R. Johnson, Esq.
                         Goodlette Coleman & Johnson, P.A.
                         4001 Tamiami Trail North
                         Naples, FL  34103

         TOGETHER with all and singular the tenements, hereditaments and appurtenances thereto belonging or in anywise thereunto appertaining, including riparian and/or littoral rights, all permits and licenses for maintaining and using the premises, any easements benefiting or serving the property, any reversionary interest in any roads or streets, and any rights in any easements benefiting and serving the property encumbered hereby or any portions thereof, and the rents, issues and profits thereof, and also all the estate, right, title, interest and all claim and demand whatsoever, as well in law as in equity, of Mortgagor in and to the same, including but not limited to all rents, issues, profits, revenues, royalties, rights and benefits derived from the premises from time to time accruing, whether now existing or hereafter created, reserving to Mortgagor, however, so long as Mortgagor is not in default hereunder, the right to receive and retain the rents, issues and profits.

         TO HAVE AND TO HOLD the above described property to Mortgagee, its successors and assigns, forever, and Mortgagor does hereby fully warrant the title in and to said land, and will defend the same against the lawful claims of all persons whomsoever; provided always that if Mortgagor shall pay to Mortgagee that certain promissory note above described and shall perform all other covenants and conditions of said promissory note, and of any renewal, extension or modification thereof, and of this mortgage, then this mortgage and the estate hereby created shall cease and be null and void.

         Mortgagor further covenants and agrees with Mortgagee as follows:

         1. To pay all sums, including interest, secured by the Mortgage as hereby modified when due, as provided for in said promissory note and any renewal, extension or modification thereof and in the Mortgage as modified hereby, all such sums to be payable in lawful money of the United States of America at Mortgagee's principal office, or at such other place as Mortgagee may designate in writing.

         2. To pay when due, and without requiring any notice form Mortgagee, all taxes, assessments of any type or nature and other charges levied or assessed against the premises hereby encumbered and to produce receipts therefor upon demand. Prior to delinquency to pay and discharge any claim, lien or encumbrance against such premises which is superior to this mortgage and to permit no default or delinquency on any other lien, encumbrance or charge against such premises.

         3. If required by Mortgagee, to pay to Mortgagee, together with and in addition to interest and principal, a sum equal to one-twelfth of the yearly taxes and assessments which may be levied against the premises, and (if so required) one-twelfth of the yearly premiums for insurance thereon. The amount of such taxes, assessments and premiums, when unknown, shall be estimated by Mortgagee. Such deposits shall be used by Mortgagee to pay such taxes, assessments and premiums when due. Any insufficiency of such account to pay such charges when due shall be paid by Mortgagor to Mortgagee on demand. If, by reason of any default by Mortgagor under any provision of this mortgage or the note secured hereby, Mortgagee declares to be immediately due and payable all sums secured hereby, such deposits shall become the property of Mortgagee, and a security interest therein is hereby created. The enforceability of the covenants relating to taxes, assessments and insurance premiums herein otherwise provided shall not be affected excepted insofar as those obligations have been met by compliance with this paragraph. Mortgagee may from time to time at its option waive, and after any such waiver reinstate, any or all provisions hereof requiring such deposits, by notice to Mortgagor in writing. While any such waiver is in effect Mortgagor shall pay taxes, assessments and insurance premiums as herein elsewhere provided.

         4. Mortgagor, at its expenses, will maintain with respect to the mortgaged property: (a) insurance on all improvements and buildings against loss or damage by fire, windstorm and other such risks as are included under "extended coverage" policies, in amounts sufficient to prevent Mortgagor or Mortgagee from becoming a co-insurer, and in any event in amounts not less than the then full insurable value of the mortgaged property; (b) comprehensive public liability insurance against claims for personal injury or death of persons and damage to or destruction of property, in such amounts as Mortgagee may require; (c) workmen's compensation insurance for its employees and any other individuals for whom Mortgagor is required by law to maintain such insurance with respect to any work on or about the mortgaged property or any part thereof; and (d) such other insurance against such hazards, as Mortgagee from time to time may reasonably require, including, without limitation, windstorm, flood, wind driven water, hurricanes and collapse, if available, at all times. All insurance with respect to the mortgaged property shall (a) be written by an insurer or insurers satisfactory to Mortgagee; (b) name Mortgagor and Mortgagee as insureds, as their respective interests may appear; (c) provide that all insurance proceeds for losses shall be adjusted by Mortgagor, subject to the approval of Mortgagee; (d) except in the case of public liability insurance, include waivers by the insurer of all rights of subrogation against any named insured and (if obtainable) all claims for insurance premiums against Mortgagor and Mortgagee, and be payable (without contribution if obtainable) to Mortgagee; (e) provide that any proceeds for losses be payable to Mortgagee; (f) provide that no change in coverage thereof shall be effective until at least thirty (30) days after receipt of written notice thereof by Mortgagee; and (g) be reasonably satisfactory in all other respects to Mortgagee. Any insurance may be evidenced by blanket insurance policies covering the mortgaged property and other assets of Mortgagor provided that any such policies shall specify that portion of the total coverage that is allocated for the mortgaged property and shall, in all other respects, comply with the requirements hereof. Mortgagor will deliver to Mortgagee (a) the original of all insurance policies (or, in the case of blanket policies, certificates thereof), together with evidence as to the payment of all premiums then due thereon, (b) at least thirty (30) days prior to the expiration of such policy, renewal policies (or, in the case of renewal blanket policies, certificates thereof), together with evidence as to the payment of all premiums then due thereon, and (c) promptly upon request by Mortgagee, a certificate of Mortgagor stating the particulars (including policy numbers, amounts and expiration dates) as to all such insurance policies and certifying that the same are in full force and effect and comply with the requirements hereof, together with evidence as to the payment of all premiums then due thereon. Mortgagor will not, without the written consent of Mortgagee, pledge or hypothecate or sell, or assign or transfer its interest in any such insurance or in any rights to cancel such insurance or to obtain the return of the unearned premiums therefor.

         All insurance proceeds received or made available from insurance on account of any damage to or destruction of the mortgaged property shall be applied or dealt with by Mortgagee, at its election, as follows:

         A. All such proceeds received by Mortgagee on account of any damage or destruction may be paid from time to time as restoration progresses either: (i) to Mortgagor as reimbursement for the cost of restoration; or (ii) to any other person who shall have performed labor or services or furnished materials or other property in connection with restoration; but in each case only upon the written request of Mortgagor, accompanied by evidence satisfactory to Mortgagee that the sum requested has been paid by Mortgagor or is then due and payable to such person and is a proper item of such costs.

         B. All such proceeds received by Mortgagee on account of damage or destruction may be applied to the repayment of the indebtedness secured hereby, in full or in part. The balance, if any, of such proceeds remaining after such repayment shall, if no default exists, be paid over or assigned to Mortgagor or as it may direct.

         5. To first obtain the written consent of Mortgagee, such consent to be granted or withheld at the sole discretion of Mortgagee, before (a) removing or demolishing any building, structure or other improvement now existing or hereafter erected on the premises, (b) altering the arrangement, design or structural character thereof, (c) making any exposure of the interior of such structure or building to the elements, (d) conveying or transferring, allowing to be assigned or transferred or contracting to sell Mortgagor's fee simple interest or estate in and to the Property or any portion thereof, voluntarily or by operation of law, (e) selling or leasing all or any portion of the Property, or (f) creating or suffering any additional mortgages, liens or encumbrances on the Property.

         6. To maintain the premises in good condition and repair, including but not limited to the making of such repairs as Mortgagee may from time to time determine to be necessary for the preservation of the premises and to not commit nor permit any waste thereof.

         7. To comply with all laws, ordinances, regulations, covenants, conditions, restrictions, permits and licenses affecting the premises, and not to suffer or permit any violation thereof.

         8. If Mortgagor fails to pay any claim, lien or encumbrance which is superior to this mortgage within any applicable grace period, or bond or otherwise remove same as a lien on the property, or fails to pay when due, any tax or assessment or insurance premium, or to keep the premises in repair, or shall commit or permit waste, or if there be commenced any action or proceeding affecting the premises or the interest of Mortgagee therein, including but not limited to eminent domain or bankruptcy or reorganization proceedings, then Mortgagee, at its option, may pay any such claim, lien, encumbrance, tax, assessment or premium, with right of subrogation thereunder, may make such repairs and take such steps as it deems advisable to prevent or cure such waste, and may appear in any such action or proceeding and retain counsel therein, and take such action therein as Mortgagee deems advisable, and for any of such purposes Mortgagee may advance such sums of money, including all costs, reasonable attorneys' fees and other items of expense as it deems necessary. Mortgagee shall be the sole judge of the legality, validity and priority of any such claim, lien, encumbrance, tax, assessment and premium, and of the amount necessary to be paid in satisfaction thereof. Mortgagee shall not be held accountable for any delay in making any such payment, which delay may result in any additional interest, costs, charges or expenses otherwise.

         9. Mortgagor will pay to Mortgagee, immediately and without demand, all sums of money advanced by Mortgagee pursuant to this mortgage, including all costs, reasonable attorneys' fees and other items expense, together with interest on each such advance at the default rate of interest per annum provided in the promissory note secured hereby, and all such sums and interest thereon shall be secured hereby.

         10. All sums of money secured hereby shall be payable without any relief whatever from any valuation or appraisement laws.

         11. If Mortgagor shall fail to pay any installment due on said note or any part thereof within ten (10) days from the date when it is due, or fail to pay when due any other sum secured hereby without notice or demand, which are hereby expressly waived, or if Mortgagor shall fail in the performance of any of Mortgagor's obligations, covenants or agreements hereunder or under any other document evidencing or securing the note secured hereby, then all of the indebtedness secured hereby shall become and be immediately due and payable at the option of Mortgagee, in which event Mortgagee may avail itself of any or all rights and remedies, at law or in equity, and this mortgagee may be foreclosed with all rights and remedies afforded by the laws of Florida and Mortgagor shall pay all costs, charges and expenses thereof, including a reasonable attorneys' fee, whether prior to or after final judgment.

         12. If default beyond any applicable grace period be made in payment of any indebtedness secured hereby, or in performance of any of Mortgagor's obligations, covenants or agreements hereunder:

         A. Mortgagee is authorized at any time, without notice, in its sole discretion to enter upon and take possession of the premises or any part thereof, to perform any acts Mortgagee deems necessary or proper to conserve the security and to collect and receive all rents, issues and profits thereof, including those past due as well as those accruing thereafter; and,

         B. Mortgagee shall be entitled, as a manner of strict right and without regard to the value or occupancy of the security, to have a receiver appointed to enter upon and take possession of the premises, complete construction of any partially completed improvements, operate the premises, collect the rents and profits therefrom and apply the same as the court may direct, such receiver to have all the rights and powers permitted under the laws of Florida.

         In either case, Mortgagee or the receiver may also take possession of, and for these purposes use, any and all personal property contained in the premises and used by Mortgagor in the rental or leasing of all or any part thereof. The expense (including receiver's fees, counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured hereby. Mortgagee shall (after payment of all costs and expenses incurred) apply such rents, issues and profits received by it on the indebtedness secured hereby in such order as Mortgagee determines. The right to enter and take possession, to manage and operate the same and to collect the rents, issues and profits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercise concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such rents, issues and profits actually received by Mortgagee.

         13. If the indebtedness secured hereby is now or hereafter further secured by chattel mortgages, security interests, pledges, contracts of guaranty, assignments or leases, or other securities, or if the premises hereby encumbered consist of more than one parcel, Mortgagee may at its option exhaust any one or more of said securities and security hereunder, or such parcels of the security hereunder, either concurrently or independently, and in such order as it may determine. A default by Mortgagor, or any guarantor of the loan evidenced by the promissory note secured hereby, under any collateral security documents securing repayment of the note or any such guaranty shall be a default hereunder.

         14. Mortgagee may, at its option, from time to time before full payment of all indebtedness secured hereby, make future advances to Mortgagor (including advances in excess of the face amount of the note initially secured hereby), provided that such advances are made within twenty (20) years from the date hereof and that the total principal secured hereby and remaining unpaid, including any such future advances, shall not at any time exceed FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00). Mortgagor shall execute and deliver to Mortgagee a note evidencing each and every such future advance which Mortgagee may make, above the face amount of the note initially secured hereby and such other documents as Mortgagee may require to reflect that each such note is secured hereby, such note(s) to be payable on or before maturity of the indebtedness secured hereby or as it may be extended, and to contain such terms as Mortgagee shall require. Mortgagor shall pay all such future advances with interest provided therefor, and the same, and each note evidencing the same, shall be secured hereby. All provisions of this mortgage shall apply to each future advance as well as to all other indebtedness secured hereby. Nothing herein contained however, shall limit the amount secured by this mortgage if such amount is increased by advances made by Mortgagee, as herein elsewhere provided for, to protect the security or to complete construction of any improvements. Nothing herein contained shall obligate Mortgagee to make any such future advances and Mortgagor shall have no right to require same. The word "Mortgagor" as used in this paragraph, includes any successor in ownership of the premises who acquires title subject to the lien on this mortgage.

         15. No delay by Mortgagee in exercising any right or remedy hereunder, or otherwise afforded by law, shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default hereunder. No waiver by Mortgagee of any default shall constitute a waiver of or consent to subsequent defaults. No failure of Mortgagee to exercise any option herein given to accelerate maturity of the debt hereby secured, no forbearance by Mortgagee before or after the exercise of such options and no withdrawal or abandonment of foreclosure proceedings by Mortgagee shall be taken or construed as a waiver of its right to exercise such option or to accelerate maturity of the debt hereby secured by reason of any past, present or future default on the part of Mortgagor; and the procurement of insurance or the payment of taxes or other liens or charges by Mortgagee shall not be taken or construed as a waiver of its right to accelerate the maturity of the debt hereby secured.

         16. Without affecting the liability of Mortgagor or any other person (except any person expressly released in writing) for payment of any indebtedness secured hereby or for performance of any obligation contained herein, without affecting the rights of Mortgagee with respect to any security not expressly released in writing, and without affecting the priority of the lien hereof as to any inferior liens or interests, Mortgagee may, at any time and from time to time, either before or after the maturity of said note, and without notice or consent:

         A. Release any person liable for payment of all or any part of the indebtedness, or for performance of any obligation.

         B. Make any agreement extending the time or otherwise altering the terms of payment of all or any part of the indebtedness, with or without changing the rate of interest, or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof.

         C. Exercise or refrain from exercising or waive any right Mortgagee may have.

         D. Accept additional security of any kind.

         E. Release or otherwise deal with any property, real or personal, securing the indebtedness, including all or any part of the property mortgaged hereby.

         F. Release portions of the property encumbered hereby from the lien hereof with or without payment and on such terms and for such considerations as it may require.

         17. Any agreement hereafter made by Mortgagor and Mortgagee pursuant to this mortgage including extensions or modifications hereof or of the note secured hereby shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

         18. The filing by or against Mortgagor, or any guarantor of payment of the indebtedness evidenced by said promissory note and secured by this mortgage, of a petition in bankruptcy, or the insolvency of Mortgagor, or any guarantor, or the making by Mortgagor or any guarantor of an assignment for the benefit of creditors, or the filing of a petition for relief under the bankruptcy laws, or the appointment of a receiver or a trustee for Mortgagor or the property encumbered hereby shall constitute a default hereunder which shall authorize the holder hereof, at its option, to immediately accelerate maturity of all indebtedness secured hereby and exercise all remedies available to it hereunder.

         19. Mortgagee shall be subrogated to the rights of the holder of any existing mortgage or other lien encumbering the property hereby encumbered which is satisfied by application of any portion of the proceeds of the loan evidenced by the note secured hereby as though said mortgage or other lien had been purchased by Mortgagee by assignment to Mortgagee even though said mortgage or lien has been satisfied of record and the note thereby secured canceled.

         20. The Mortgagor hereby represents and warrants to the best of its knowledge and belief: (i) that the location, construction, occupancy, operation and use of the Property do not violate any applicable law, statute, ordinance, rule, regulation, order or determination of any governmental authority or any board of fire underwriters (or other body exercising similar functions), or any restrictive covenant or deed restriction (recorded or otherwise affecting the Property, including without limitation all applicable zoning ordinances and building codes, flood disaster laws and health and environmental laws and regulations (hereinafter sometimes collectively called the "Applicable Regulations"); and (ii) without limitation of (i) above, that the Property and the Mortgagor are not in violation of or subject to any existing, pending or threatened investigation or inquiry by any governmental authority or to any remedial obligations under any Applicable Regulations pertaining to health or the environment (hereinafter sometimes collectively called the "Applicable Environmental Laws"), including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA/SARA") and the Resource Conservation and Recovery Act of 1976 ("RCRA"), and this representation and warranty would continue to be true and correct following disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances, if any, pertaining to the Property; (iii) that the Mortgagor has not obtained and is not required to obtain any permits, licenses or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures and equipment forming a part of the Property by reason of any Applicable Environmental Laws; and (iv) that the use which the Mortgagor makes and intends to make of the Property will not result in the disposal or other release of any hazardous substance or solid waste on or to the Property. The terms (as used in this Mortgage) "hazardous substance" and "release" shall have the meanings specified in CERCLA/SARA, and the terms "solid waste" and "disposal" or "disposed" shall have the meanings specified in RCRA; provided, in the event either CERCLA/SARA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and provided further, to the extent that the laws of the State of Florida establish a meaning for "hazardous substance," "release," solid waste" or "disposal" which is broader than that specified in either CERCLA/SARA or RCRA, such broader meaning shall apply.

         21. The covenants and agreements herein contained shall bind and the benefits and advantages shall inure to the benefit of the respective successors and assigns of the parties hereto. Wherever used, the singular number shall include the plural, and the plural the singular, and the use of any gender shall be applicable to all genders. All covenants, agreements and undertakings shall be joint and several. All references contained herein to "legal fees," "counsel fees" or "attorneys' fees" and "costs" shall be deemed to include such fees and costs incurred by Mortgagee whether or not suit is instituted, and, if instituted, shall include such fees and costs incurred at the trial level and all levels of appeal.

         22. In addition to any notice requirements contained elsewhere in this mortgage or in any of the other loan documents, Mortgagor shall notify Mortgagee promptly of the occurrence of any of the following:

         A. a fire or other casualty causing damage to the Property;

         B. receipt of notice of condemnation of the Mortgaged Property;

         C. receipt of notice from any governmental or quasi-governmental authority relating to the development, structure, use or occupancy of the Mortgaged Property;

         D. substantial change in the occupancy of the Property; or

         E. commencement of any litigation affecting the Property.

         23. Mortgagee, at its option, after giving notice to Mortgagor, if required and the expiration of the applicable grace period, if any, may pay any claim, lien, encumbrance, tax, assessment or premium, with right of subrogation hereunder, now or hereafter affecting the mortgaged property or any portion thereof and merge or consolidate the effect of such prior item with the lien hereunder.

         24. No payee or the holder of the note or notes secured hereby shall ever be entitled to receive, collect, or apply, as interest on the obligation, any amount in excess of the legally permitted maximum interest rate per annum under applicable law, and in the event the payee or any holder thereof ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the principal debt; and, if the principal debt is paid in full, any remaining excess shall forthwith be paid to Mortgagor. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Mortgagor and Mortgagee shall to the maximum extent permitted under applicable law (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) "spread" the total amount of interest throughout the entire contemplated term of the obligation so that the interest rate is uniform throughout the entire term of the obligation.

         25. Mortgagor hereby agrees that this mortgage is to be construed and enforced according to the laws of the State of Florida.

         26. Time is of the essence in all matters herein.

         27. This instrument constitutes a security agreement under the provisions of the Florida Uniform Commercial Code with respect to any personal property now or hereafter located on the mortgaged premises and a security interest therein is hereby created. With respect to such personalty Mortgagee shall have all the rights and remedies afforded to a secured party by law. Mortgagor hereby agrees to execute and deliver on demand and hereby irrevocably constitutes and appoints Mortgagee the attorney-in-fact of Mortgagor, to execute, deliver, and if appropriate, to file with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Mortgagee may request or require in order to impose, perfect or continue the perfection of, the lien or security interest created hereby. Upon the occurrence of any default hereunder, Mortgagee shall have the right to cause any of the Mortgaged property which is personal property and subject to the security interest of Mortgagee hereunder to be sold at any one or more public or private sales as permitted by applicable law, and Mortgagee shall further have all other rights and remedies, whether at law, in equity, or by statute, as are available to secured creditors under applicable law. Any such disposition may be conducted by an employee or agent of Mortgagee. Any person, including both Mortgagor and Mortgagee, shall be eligible to purchase any part or all of such property at any such disposition.

         Expenses of retaking, holding, preparing for sale, selling or the like shall be borne by Mortgagor and shall include Mortgagee's attorneys' fees and legal expenses. Mortgagor upon demand of Mortgagee shall assemble such personal property and make it available to Mortgagee at the Premises, or a place which is hereby deemed to be reasonably convenient to Mortgagee and Mortgagor. Mortgagee shall give Mortgagor at least five (5) days prior written notice of the time of or after which any private sale or any other intended disposition is to be made, and if such notice is sent to Mortgagor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Mortgagor.

         28. Mortgagor will pay or reimburse Mortgagee for all reasonable attorneys' fees, costs and expenses incurred by Mortgagee in any action, proceeding or dispute of any kind in which the Mortgagee is made a party, or appears as a party either as plaintiff or defendant, affecting the promissory note, Mortgage, Mortgagor, or Mortgaged Property, including but not limited to the foreclosure of this mortgage, any condemnation action involving the Mortgaged Property, or any action to protect the security hereof; and any such amounts paid by this mortgage.

         29. Any contracts or leases which may be entered into by mortgagor for the sale or lease of the Property or any portion thereof will be assigned to Mortgagee as collateral security for the loan evidenced by note, and a security interest therein is hereby created.

         A. All of the existing and future rents, royalties, income and profits of the Mortgaged Property that arise from its use or occupancy are hereby absolutely and presently assigned to the Mortgagee. However, until the Mortgagor is in default under this Mortgage, the Mortgagor will have a license to collect and receive those rents, royalties, income and profits. Upon any default by the Mortgagor, the Mortgagee may terminate the Mortgagor's license in its discretion at any time without notice to the Mortgagor and may thereafter collect the rents, royalties, income or profits itself or by an agent or receiver. No action taken by the Mortgagee to collect any rents, royalties, income or profits will make the Mortgagee a "mortgagee-in-possession" of the Mortgaged property, unless the Mortgagee personally or by agent enters into actual possession of the Mortgaged Property. Possession by a court-appointed receiver will not be considered possession by the Mortgagee. All rents, royalties, income and profits collected by the Mortgagee or a receiver will be applied first to pay all expenses of collection, and then to the payment of all costs of operation and management of the Mortgaged Property, and then to the payment of the indebtedness and obligations secured by this Mortgage in whatever order the Mortgagee directs in its absolute discretion and without regard to the adequacy of its security.

         B. If required by the Mortgagee, the Mortgagor will not execute any leases or occupancy agreements affecting any of the Mortgaged Property except on a form approved by Mortgagee.

         C. Without the prior written consent of the Mortgagee, the Mortgagor shall not accept prepayments of rent exceeding one month under any leases or occupancy agreements affecting any of the Mortgaged Property, nor modify or amend any such leases or occupancy agreements, nor in any manner impair the Mortgagee's interest in the rents, royalties, income and profits of the Mortgaged Property. The Mortgagor will perform all covenants of the lessor under any such leases or occupancy agreements. Upon the Mortgagee's request, the Mortgagor will execute and deliver to the Mortgagee for recordation an assignment of leases on the Mortgagee's form.

         D. If required by the Mortgagee, each lease or occupancy agreement affecting any of the Mortgaged Property must provide, in a manner approved by the Mortgagee, that the tenant will recognize as its lessor any person succeeding to the interest of the Mortgagor upon any foreclosure of this Mortgage.

         30. WAIVER OF JURY TRIAL. BY ACCEPTANCE HEREOF, THE PARTIES MUTUALLY AGREE THAT NEITHER PARTY, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDINGS, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS MORTGAGE OR ANY INSTRUMENT EVIDENCING, SECURING, OR RELATING TO THE INDEBTEDNESS AND OTHER OBLIGATIONS EVIDENCED HEREBY, ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS EVIDENCED HEREBY OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NONE OF THE PARTIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. BANK HAS IN NO WAY AGREED WITH OR REPRESENTED TO ANY OF THE PARTIES THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         IN WITNESS WHEREOF, the undersigned Mortgagor has caused this instrument to be duly executed and delivered on the day and year first above written.

Signed, Sealed and Delivered                 CERTIFIED DIABETIC SERVICES, INC.,
in the Presence of:                          a Delaware corporation


/s/ C. William Rast, Jr.                     By: /s/ Peter J. Fiscina
--------------------------------                 ------------------------------
Print Name: C. William Rast, Jr.                 PETER J. FISCINA,
                                                 President

/s/ Becky J. Bauser
---------------------------------            (Corporate Seal)
Print Name: B. Bauser

STATE OF FLORIDA
COUNTY OF COLLIER

         ACKNOWLEDGED before me on this 17th day of December 1997, by PETER J. FISCINA, (_X_) who is personally known to me or (__) who produced his driver's license as identification, as President of CERTIFIED DIABETIC SERVICES, INC., a Delaware corporation, on behalf of the corporation.

                                                  /s/ Becky J. Bauser
                                                  -----------------------------
                                                  Notary Public
                                                  Print Name:  B. Bauser
                                                  State of Florida at Large
                                                  My Commission Expires:


Becky J. Bauser
My Commission #CC522234
EXPIRES:  January 2, 2000
Bonded thru Notary Public Underwriters

                                  (Notary Seal)

                                   Exhibit "A"
                   (Attach Legal Description of the Property)

         Lots 14 and 15, EAST NAPLES INDUSTRIAL PARK, according to the map or plat thereof as recorded in Plat Book 10, at Page 114, of the Public Records of Collier County, Florida.